UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2005

(Date of report)

September 7, 2005

(Date of earliest event reported)

Sotheby's Holdings, Inc.

(Exact name of registrant as specified in its charter)

Michigan	1-9750	38-2478409
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38500 Woodward Avenue, Suite 100 Bloomfield Hills, Michigan		48303
(Address of principal executive offices)		(Zip Code)

(248) 646-2400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 7, 2005, Sotheby’s Holding’s, Inc. (the “Company”) ceased to be a Controlled Company as defined in Rule 303A of the New York Stock Exchange (the “NYSE”). As a Controlled Company, the Company was not required to have a Charter for its Compensation Committee, and the Company does not have such a Charter. On September 9, 2005 the Company was advised by the NYSE that, as a result of its failure to have a Charter for its Compensation Committee, it is not in compliance with a listing standard of the NYSE. The Company intends to cure this noncompliance by adopting a Charter for its Compensation Committee at the next meeting of its Board of Directors, which is currently scheduled for November 7, 2005.

The Commentary to Section 303A.03 of the NYSE requires each listed company to disclose in its proxy statement the name of the director chosen to preside at executive sessions of non-management directors. The Company’s Corporate Governance Guidelines, which are available on the Company’s website (for which a link is provided in the Company’s Proxy Statement dated April 15, 2005), provide that the Company shall hold regularly scheduled executive sessions of non-management Directors and that the Chairman of the Board shall preside over such sessions; however, the Company inadvertently failed to identify Michael I. Sovern, Chairman of the Board, as the director who presides over executive sessions of non-management directors in this Proxy Statement. On September 9, 2005, the NYSE advised the Company that the failure of the Company to disclose in its Proxy Statement that its Board of Directors holds regularly scheduled meetings of non-management directors over which Mr. Sovern presides constituted noncompliance with Section 303A.03. The NYSE also advised the Company of alternative methods for curing the noncompliance, including filing a Form 8-K with the required disclosure.

Although the Company does not believe that its failure to specify in its Proxy Statement that Mr. Sovern presides over executive sessions of non-management directors is material, the Company is correcting its noncompliance by filing this Form 8-K. In future years, the Company will include this disclosure in its Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On September 7, 2005, the Company amended Sections 8.02 and 8.05 of its Amended and Restated By-Laws to provide for the issuance of substitute stock certificates, in place of lost, stolen or destroyed certificates, that are either signed by the appropriate officers of the Company and sealed or countersigned by the appropriate Transfer Agent and registered by the appropriate Registrar. A copy of the Company’s Amended and Restated By-Laws reflecting the foregoing amendments is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

3.1	Amended and Restated By-Laws of Sotheby's Holdings, Inc., as amended through September 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S HOLDINGS, INC.

By:	/s/ Michael L. Gillis

Michael L. Gillis Senior Vice President, Controller and Chief Accounting Officer

Date:	September 13, 2005